INSIGNIA COMMERCIAL INVESTMENT GROUP INC.
                         2626 Cole Avenue - Suite 300
                           Dallas, Texas  75204-1072

                                        September 8, 1997

Factory Outlet Centre Limited Liability Company
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015

     Re: Agreement of Sale dated as of August 25, 1997 between Insignia Commercial Investments Group Inc. ("Purchaser") and Factory Outlet Centre Limited Liability Company ("Seller") for the purchase and sale of property known as the Factory Outlet Center in Kenosha, Wisconsin ("Property")

Dear Madam or Sir:

     Under the above referenced Agreement of Sale, the Inspection Period, as defined therein, expires on September 15, 1997 and the Closing Date, as defined therein, was set to be October 16, 1997.

     This letter shall confirm that Seller has agreed to provide Purchaser with additional time to conduct tests, investigations and studies of the Property, for the purpose and in consideration of deciding, in Purchaser's sole discretion, whether to elect to purchase the Property, or to terminate the Agreement of Sale, as provided in Article 7 thereof.

     The Inspection Period shall be revised to end at 5:00 p.m. Chicago time on October 8, 1997 and the Closing Date shall be revised to be on November 12, 1997.

     Except as provided herein, the Agreement of Sale shall remain unmodified and in full force and effect.

     If the amendments to the Agreement of Sale provided in this letter are acceptable, please indicate your agreements on behalf of Seller, where indicated below.

                         Sincerely,

                         /s/ Michael Horowitz
                         Michael Horowitz
                         President
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Agreed to and Accepted this
  8th day of September, 1997

Factory Outlet Centre Limited Liability Company

By:  Outlet Centre Investors, a member

     By:  Balcor Partners-XXI, its general partner

          By:  The Balcor Company, its general partner

               By:  /s/ Beth Goldstein
                      ----------------------------------
               Name:  Beth Goldstein
               Its:   Authorized Representative

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